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                                                                   Exhibit 10.12

                               Amendment Number 7

                          To the Reinsurance Agreement
                            Effective January 1, 1984

                                     between
                   Allstate Life Insurance Company of New York
                    (hereinafter called the "Ceding Company")
                                       and
                         Allstate Life Insurance Company
                  (hereinafter called the "Accepting Company")

IT IS HEREBY AGREED, that the Reinsurance Agreement effective January 1, 1984, between the Ceding Company and the Accepting Company, as previously amended by Amendment Numbers 1 through 6 (hereinafter "Agreement") is hereby amended as provided below.

     A. Effective November 1, 2009, Article IV (Premium Accounting) is amended by adding the following to paragraph 1:

               Beginning on the first policy anniversary month following November 1, 2009, of each policy reinsured under this Agreement (except Accidental Death Benefit riders), the Ceding Company shall pay to the Accepting Company the annual reinsurance premium for such policy. Beginning on the first policy anniversary month following December 31, 2010, of each Accidental Death Benefit rider reinsured under this Agreement the Ceding Company shall pay to the Accepting Company the annual reinsurance premium for such policy.

     B. Effective November 1, 2009, Article IV (Premium Accounting) is further amended by adding the following to paragraph 2:

               Within 35 (thirty-five) days after the end of each month, the Ceding Company shall remit to the Accepting Company the annual reinsurance premium for all policies reinsured hereunder whose policy anniversary occurred during that month subject to the implementation schedule specified in the preceding paragraph 1 of this Article IV. In the event any policy reinsured under this Agreement terminates before its anniversary, the Accepting Company will refund the pro-rata portion of reinsurance premium previously paid by the Ceding Company.

Except as amended hereby, the Agreement shall remain unchanged.

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IN WITNESS WHEREOF, the parties to the Agreement have caused this Amendment
Number 7 to be duly executed by their respective officers on the dates shown below.

Allstate Life Insurance Company of New York


By:    /s/ Samuel H. Pilch
       -----------------------------------
Name:  Samuel H. Pilch
Title: Group Vice President and Controller
Date:  February 8, 2010


Allstate Life Insurance Company


By:    /s/ Samuel H. Pilch
       -----------------------------------
Name:  Samuel H. Pilch
Title: Group Vice President and Controller
Date:  February 8, 2010